UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2019

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-05555
(Address of principal executive offices)		(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 30, 2019, Farmers National Banc Corp. (the “Company”) announced earnings for the quarter and year ended December 31, 2018. A copy of the press release and certain financial information for those periods is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) except as may be expressly set forth by specific reference in such filing.

Item 4.01.	Change in Registrant’s Certifying Accountant.

On January 30, 2019, the Company engaged CliftonLarsonAllen, LLP (“CLA”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, upon the recommendation and approval of the Audit Committee (the “Audit Committee”) of the Board of Directors and the approval by the Board of Directors. The engagement of CLA resulted from a competitive request for proposal process undertaken by the Audit Committee pursuant to which the Audit Committee received proposals from CLA, Crowe LLP (“Crowe”), and one other independent registered public accounting firms.

During the Company’s two most recent fiscal years ended December 31, 2017 and 2018, and the subsequent interim period through January 30, 2019, neither the Company nor anyone on its behalf consulted with CLA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that CLA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K and the related instructions.

On January 29, 2019, the Company notified Crowe that it has been dismissed as the Company’s independent registered public accounting firm effective as of the completion of the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2018. Crowe has served as the Company’s independent public accounting firm since 2003. Crowe will continue to serve as the Company’s independent public accounting firm until the completion of the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2018.

Crowe’s reports on the Company’s consolidated financial statements for each of the two most fiscal years ended December 31, 2016 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2017 and 2018, and the subsequent interim period through January 30, 2019, (i) there were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K.

The Company has provided Crowe with a copy of this Current Report on Form 8-K and has requested a letter from Crowe addressed to the Securities and Exchange Commission stating whether Crowe agrees with the statements set forth above related to Crowe. The Company will file such letter once it is received by a timely amendment of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit Number	Description

99.1	Press Release, dated January 30, 2019

Forward Looking Statements.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Farmers’ financial condition, results of operations, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements can be found in Farmers’ Annual Report on Form 10-K for the year ended December 31, 2017, which has been filed with the Securities and Exchange Commission (SEC) and is available on Farmers’ website (www.farmersbankgroup.com) and on the SEC’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: January 30, 2019